SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                             OPEN DOOR ONLINE, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                             OPEN DOOR ONLINE, INC.
                             46 OLD FLAT RIVER ROAD
                          COVENTRY, RHODE ISLAND 02816
                             -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held Tuesday, April 10, 2001
                             -----------------------

To the Shareholders of OPEN DOOR ONLINE, INC.:

     Notice is hereby given that the Annual Meeting of Stockholders of Open Door Online, Inc. will be held at the offices of the Company, 46 Old Flat River Rd, Coventry, RI on Tuesday, April 10, 2001 at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

     1. To elect a Board of three Directors to serve a one year term until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

     2. To elect James C. Marshall, CPA, P.C. as the auditing firm for the year ending December 31, 2001.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record as of the close of business on February 21, 2001 are entitled to receive notice of and to vote at the meeting or any adjournment thereof.

                                        By order of the Board of Directors


                                        Steev Panneton
                                        Secretary

February 18, 2001


     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING AND VOTE YOUR SHARES. IN THE EVENT YOU CANNOT ATTEND, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. A STOCKHOLDER WHO EXECUTES AND RETURNS A PROXY IN THE ACCOMPANYING FORM HAS THE POWER TO REVOKE SUCH PROXY AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                             OPEN DOOR ONLINE, INC.
                             46 OLD FLAT RIVER ROAD
                          COVENTRY, RHODE ISLAND 02813

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------

     The accompanying proxy is solicited by the Board of Directors of Open Door Online, Inc. (the "Company"), for the use at the Annual Meeting of Stockholders to be held on Tuesday, April 10, 2001 and any adjournments thereof.

Proxy Solicitation and Expense

     Proxies in the accompanying form, properly executed and received prior to the meeting and not revoked, will be voted as specified, or if no instructions are given, will be voted in favor of the proposals described herein. Proxies may be revoked at any time prior to being voted by written notice to the Secretary of the Company. Solicitation of proxies may be made by personal interview, mail, telephone, telegraph, telefax or e-mail by directors, officers and employees of the Company. The expense of soliciting proxies will be borne by the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of the Company's Common Stock. The approximate date on which this Proxy Statement and the accompanying proxy form will first be mailed to stockholders is March 2, 2001.

           OUTSTANDING VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Only stockholders of record at the close of business on February 21, 2001 will be entitled to notice of and to vote at the meeting. At the close of business on that date, the Company had outstanding 20,823,848 shares of Common Stock, $.001 par value, exclusive of treasury shares. The presence at the meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on each particular matter to be considered at the meeting will constitute a quorum for the purpose of considering such matters.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     Shares represented by the enclosed proxy will, unless otherwise directed, be voted to elect the nominees listed below to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. In the event of a vacancy in the list of nominees, the holders of the enclosed proxy will vote for the election of a nominee acceptable to the remaining nominees. Management is not aware of any person who is unable or unwilling to stand for election or to serve if nominated.

Name of Nominee          Age            Position with Company
---------------          ---            ---------------------
David N. DeBaene         42       President and Chairman of the Board
Edmond L. Lonergan       54       Director
Steev Panneton           43       Secretary and Director

     Mr. David DeBaene, one of the founders of Open Door Online, serves as its President and CEO. In June 1991, David DeBaene founded JD American Workwear, Inc., a publicly traded manufacturer and distributor of safety work wear, and currently serves as Chairman of the Board and Chief Executive Officer. Mr. DeBaene created four styles of industrial safety work pants, which are secured by individual patents. These products are distributed worldwide. Entrepreneur Magazine, in their November, 1994 issue recognized Mr. DeBaene as one of its featured "outstanding entrepreneurs." Mr. DeBaene is also a musician and played professionally for 10 years. Mr. DeBaene began serving as a director of Open Door Records, Inc. in June 1997 and has been one of our directors since June 17, 1999.

     Edmond L. Lonergan, over the last five years, has been involved in business consulting and the insurance field. From February 1994 to July 1996, Mr. Lonergan was President of an Insurance Company called Insurance Providers of American. He was self-employed from July 1996 to May 1998, as a business consultant. Mr. Lonergan has owned and operated Corporate Architects, Inc., a merger and acquisition consulting business specializing in reverse mergers of private companies into inactive public companies, since May 1998. Mr. Lonergan had been one of our directors from June 17, 1999 to May 2000.

     Mr. Steev Panneton has served as Vice President of Manufacturing and New Product Development for JD American Workwear, Inc. since June 1991. He has also worked as a freelance commercial artist and illustrator for the past 10 years. He was elected a director of Open Door Records, Inc. in June 1997 and has served as one of our directors since June 17, 1999.

     The terms of office of all Directors of the Company are from the time of election until the next annual meeting of stockholders and until their respective successors are elected and qualified as provided in the Bylaws of the Company.

     The Company does not have standing compensation, audit or nominating committees. Upon the election of the Directors listed in this Proposal No. 1, the Company anticipates that the new Board will form such committees.

     The Board of Directors of the Company held eight meetings during the fiscal year ended December 31,2000. Each incumbent director has attended 100% of the meetings during their term of service in the 2000 fiscal year.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     For the reasons set forth above, The Board of Directors recommends to its shareholders that they vote "FOR" this proposal. Unless otherwise directed, proxies will be voted for the adoption of the amendment.

                                 PROPOSAL NO. 2

                     PROPOSED ELECTION OF CORPORATE AUDITOR
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL

GENERAL

     The Board of Directors of the Company has nominated James C. Marshall, CPA, P.C. to be the corporate auditor for the fiscal year ended December 31, 2001. Mr. Marshall has been the Certified Public Accountant since June, 1999.

VOTE REQUIRED

     In order for this Proposal to be approved, a majority of all outstanding shares of Common Stock voting as a class and a majority of all votes entitled to be cast at the Shareholders Meeting must be voted in favor of such amendment.


RECOMMENDATION OF THE BOARD OF DIRECTORS

     For the reasons set forth above, The Board of Directors recommends to its shareholders that they vote "FOR" this proposal. Unless otherwise directed, proxies will be voted for the adoption of the amendment.

                                   MANAGEMENT

     The following is a list of the Company's executive officers, their ages and their positions and offices:

Name                     Age      Position with Company
----                     ---      ---------------------
David N. DeBaene         42       President and Director
Steev Panneton           43       Secretary and Director

     Mr. DeBaene's biography is included above under Proposal No. 1 -- Election of Directors.

     Mr. Panneton's biography is included above under Proposal No. 1 -- Election of Directors.

     All officers hold office at the pleasure of the Board of Directors. See "Executive Compensation - Employment Agreements" below. None of the Company's executive officers has a family relationship with any Director or other executive officer of the Company.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary for the fiscal years ended February 29, 2000 and February 28, 1999, and 1998, respectively, of the cash and non-cash compensation awarded, paid or accrued, by the Company to the President and CEO and to the Company's second most highly compensated executive officer who was serving as such at the end of fiscal 1998 (collectively, he "named executive officers"). The Company at no time during the last three fiscal years had more than two named executive officers that earned annual compensation of $100,000 or more.

                           SUMMARY COMPENSATION TABLE

                                                      Long-Term
                                                     Compensation
                                    Compensation      Options by       Annual
Name and               Fiscal    ----------------       No. of       All Other
Principal Position     Year      Salary     Bonus       Shares      Compensation
------------------     ------    -------    -----    ------------   ------------
David N. DeBaene,      2000(1)   $95,000      --          --             --
President              1999(2)    75,000      --          --             --

     Under his employment agreement Mr. DeBaene was entitled to be paid at a rate of $95,000 per annum plus the previous deferrals from fiscal years 2000 and $75,000 for 1999. Mr. DeBaene elected to defer his fiscal 2000 salary and has deferred $45,000 of the fiscal 1999 salary.

     The Company does not have any annuity, retirement, pension, deferred or incentive compensation plan or arrangement under which any executive officers are entitled to benefits, nor does the Company have any long-term incentive plan pursuant to which performance units or other forms or compensation are paid. Employment Agreements

     Effective as of June 1, 1999, the Company entered into an employment agreement with David N. DeBaene as Chairman and President. The agreement is for a base term of three-years and is thereafter renewable for additional periods of three-years, unless the Company gives notice to the contrary. In accordance with his agreement with the Company, Mr. DeBaene's first year base salary was $75,000, increasing annually thereafter 13% per annum. The contract provides the executive with certain Company paid fringe benefits such as disability insurance. The agreement also provides for certain non-competition and non-disclosure covenants of in pension, profit sharing, stock option, savings, hospitalization and other benefit plans at such times as the Company shall adopt them.

     On October 1, 2000, the prior agreement was cancelled and a new contract signed providing for a three-year term expiring on September 30, 2003. The contract automatically renews in three years absent any notice 180 days prior to the end of the term. The base salary of $95,000 increases on each anniversary at a rate of 13% over the prior year's salary. The contract provides the executive with certain Company paid fringe benefits such as disability insurance. The agreement also provides for certain non-competition and non-disclosure covenants of in pension, profit sharing, stock option, savings, hospitalization and other benefit plans at such times as the Company shall adopt them.

     The contract also provides for certain payments in the event Mr. DeBaene is terminated without cause or a change in control or position occurs that Mr. DeBaene has not agreed to. These payments would require the remaining term of the contract to be paid upon termination and the repurchase by the company of all outstanding stock owned by Mr. DeBaene.

Director Compensation

     The Directors of the Company are elected annually and have historically served until the next annual meeting of stockholders and until a successor shall have been duly elected and qualified. Directors of the Company who are not employees or consultants do not receive any compensation for their services as members of the Board of Directors, but are reimbursed for expenses incurred in connection with their attendance at meetings of the Board of Directors. Directors may be removed with or without cause by a vote of the majority of the stockholders then entitled to vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of February 21, 2001 certain information regarding the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each of the Company's directors, and (iii) all of the Company's executive officers and directors as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Under this Rule, certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual ownership or voting power at any particular date.

Name and Address                  Amount and Nature of         Percentage
or Number in Group                Beneficial Ownership          of Class*
------------------                --------------------         ----------
David N. DeBaene                       5,181,000                 24.88%
DJS Investors                          1,838,000                  8.83%
Steev Panneton                           200,000                   .96%
All Officers and Directors
  as a group (3 persons)               5,381,000                 25.84%

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of James C. Marshall CPA, P.C. served as the Company's independent certified public accountants for the year ended December 31, 2000 and management anticipates that such firm will be reappointed for the present fiscal year.

ANNUAL REPORT

     ANY PERSON FROM WHOM PROXIES FOR THIS MEETING ARE SOLICITED MAY OBTAIN FROM THE COMPANY, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AND THE FORM 10-QSB FOR THE PERIOD ENDED SEPTEMBER 30, 2000, INCLUDING THE FINANCIAL STATEMENTS THEREIN AND THE RELATED SCHEDULES, BY WRITING THE COMPANY AT 46 OLD FLAT RIVER ROAD, COVENTRY, RHODE ISLAND 02816 ATTENTION: SECRETARY. ANY SUCH REQUEST FROM A BENEFICIAL OWNER OF STOCK NOT REGISTERED IN HIS NAME MUST CONFIRM THAT HE WAS A BENEFICIAL OWNER OF SUCH STOCK ON THE RECORD DATE.

STOCKHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next annual meeting of stockholders must be received by the Company at 46 Old Flat River Road, Coventry, Rhode Island 02816, on or before May 1, 2001 for inclusion in the proxy material for said meeting.

OTHER BUSINESS

     It is not anticipated that any business other than as set forth hereinabove will be brought before the meeting. Management is not aware of any matters proposed to be presented to the meeting by any other person. However, if any other business should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy in accordance with their best judgment on such business.

Items included with this proxy solicitation:

The Open Door Online, Inc. Form 10-KSB for the year ended December 31, 1999

The Open Door Online, Inc. Form 10-QSB for the nine months ended September 30, 2000

                             OPEN DOOR ONLINE, INC.
                         Annual Meeting of Stockholders
                                 April 10, 2001

The undersigned hereby appoints David N. DeBaene and Steev Panneton, or either one of them, as proxy or proxies for the undersigned, with full powers of substitution, to vote at the Annual Meeting of Stockholders to be held on Tuesday, APRIL 10, 2001 at 10:00 a.m., local time, at the offices of the Company, 46 Old Flat River Rd., Coventry, RI and at any and all adjournments thereof, according to the number of votes that the undersigned would be entitled to cast with all powers the undersigned would possess if personally present at said meeting. This proxy may be exercised to vote for the following purposes:

1.   FOR [ ]                                                AGAINST  [ ]

     the election of all of the following nominees listed below as Directors of the Company:

     David N. DeBaene
     Edmond L. Lonergan
     Steev Panneton

      If you do not wish your shares be voted "FOR" a particular nominee, mark "AGAINST" above and strike a line through the name(s) of the person(s)for whose election you do not wish to consent.

2.   FOR [ ]        WITHHOLD AUTHORITY TO VOTE ON [ ]       AGAINST  [ ]

     The proposal to approve James C. Marshall CPA, P.C. as the corporation's auditor for the fiscal year ended December 31, 2001.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL

     The undersigned hereby ratifies and confirms all that said proxy or proxies, or substitutes, may do by virtue hereof. The proxies are authorized to vote in their discretion with respect to matters not known or determined at the date of the Proxy Statement. Receipt of the Notice of Meeting, Proxy Statement and Annual Report is hereby acknowledged.

      THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS ABOVE. IN THE ABSENCE OF SPECIFICATIONS, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS SET FORTH ABOVE.

                                        Dated: ___________________, 2001

                                                                     L.S.

      Please sign here exactly as name appears at the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Each joint owner or trustee should sign the proxy. If the stockholder is a corporation, the office of the person signing should be indicated.

                        Please sign, date and mail today.

   This proxy is solicited on behalf of the Board of Directors of the Company.